================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 15, 2006
                        (Date of earliest event reported)


                            DARDEN RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-13666


         Florida                                        59-3305930
(State or other jurisdiction                   (IRS Employer Identification No.)
    of incorporation)

                 5900 Lake Ellenor Drive, Orlando, Florida 32809
          (Address of principal executive offices, including zip code)

                                 (407) 245-4000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01         Entry into a Material Definitive Agreement

     On June 15, 2006, the Compensation Committee of the Board of Directors of Darden Restaurants, Inc. (the "Company") approved amendments to the existing forms of (i) Non-Qualified Stock Option Agreement; (ii) Restricted Stock Award Agreement; (iii) Restricted Stock Units Award Agreement (United States); (iv) Restricted Stock Units Award Agreement (Canada); (v) Darden Stock Units Award Agreement (United States); and (vi) Darden Stock Units Award Agreement (Canada), under the Company's 2002 Stock Incentive Plan ("2002 Plan"), and also approved a new Performance Stock Units Award Agreement under the 2002 Plan. The amendments to the existing award agreements included changes to the vesting provisions applicable to retirement, death and involuntary termination, and in some cases included changes to comply with the requirements of Section 409A of the Internal Revenue Code. The Performance Stock Unit Award Agreement provides for the award of stock units with vesting from zero to 150% of the stock units awarded based on the achievement of certain performance measures, and upon vesting, the Company shall issue one share of Common Stock for each vested stock unit. Copies of these forms of award agreements are filed as Exhibits 10(a) - 10(g) to this Current Report on Form 8-K, and the foregoing description is qualified in its entirety by reference to those documents.

     The development of new restaurant concepts is an important component of the Company's long-term growth strategy, and the compensation structure for key employees in this area is designed to provide long-term incentives for achieving successful results. Under the Company's Management Incentive Plan (the "MIP"), the Compensation Committee may provide for bonuses for special projects, and such an arrangement was made with Blaine Sweatt, III, who is both President, New Business Development and a director of the Company. The Company entered into a Special Project Incentive Program agreement with Mr. Sweatt dated August 16, 2002 (the "Original Agreement"), as amended by an amendment dated June 16, 2006 (the "Amendment"), under which Mr. Sweatt is eligible to receive a special bonus payable in cash and restricted stock (or stock equivalents or other form of current compensation of comparable value for the restricted stock awards) in connection with the successful development of the Company's new Seasons 52(R) restaurant concept. The following is a brief summary of the material terms of the Original Agreement and the Amendment, which are filed herewith as Exhibits 10(h) and 10(i), respectively, and this summary is qualified in its entirety by reference to those documents.

     Under the Original Agreement, portions of five annual MIP bonus grants that Mr. Sweatt could have received were invested and placed at risk pending a determination by the Company's Board of Directors in June 2006 as to whether Seasons 52 was successful and should be expanded. In fiscal 2002, 2003, 2004, 2005 and 2006, Mr. Sweatt invested all of his bonuses of $419,400, $258,500, $376,900, $537,100 and $586,500, respectively, under the arrangement. The
Original Agreement provided that these invested portions would be paid with additional cash and a grant of restricted stock (or stock equivalents or other form of compensation of comparable value for the restricted stock awards) if the Board of Directors determined in June 2006 that Seasons 52 should be approved for expansion, or forfeited if it determined that Seasons 52 should be terminated. The Amendment provides that the Board may also approve an award of

50% of the cash and restricted stock (or stock equivalents or other form of current compensation of comparable value for the restricted stock awards) otherwise payable upon successful completion of the project if it determines that Seasons 52 is not yet successfully completed, but should not be terminated and merits further study. At its meeting on June 15, 2006, the Board determined that Seasons 52 merited further review, and approved the 50% award in accordance with the Amendment. The remaining 50% of the possible award was forfeited, and the Original Agreement expired.

     The Company also entered into a Special Project Bonus Agreement with Mr. Sweatt dated June 16, 2006 ("New Agreement"). The New Agreement provides that the Compensation Committee will review the success of the Company's Seasons 52 restaurant concept at the end of fiscal 2007 and 2008, and may approve cash payments in an aggregate amount not to exceed $2,831,050 based on the success of Seasons 52. If any cash payments are made, Mr. Sweatt will be eligible to receive a restricted stock award (or stock equivalents or other form of current compensation of comparable value for the restricted stock awards) valued at 50% of the amount of the cash payments. A copy of the New Agreement is filed as
Exhibit 10(j) to this report, and the foregoing is qualified in its entirety by reference thereto.

     Annual incentive awards are granted by the Company's Compensation Committee to the Company's other executive officers under the MIP as well, and are paid in cash. Pursuant to the MIP, performance goals and maximum payouts are established annually at the beginning of each fiscal year. The Compensation Committee meets, typically in June, to evaluate the performance of the Company and each business unit for the fiscal year just ended, and to determine ratings based on actual results compared to the goals approved by the Compensation Committee at the inception of the fiscal year. A description of the performance criteria established by the Compensation Committee for the annual cash bonus under the MIP for fiscal 2007 is provided in Exhibit 10(k) to this report.


Item 2.02  Results of Operations and Financial Condition.

The Company issued a news release dated June 20, 2006, entitled "Darden Restaurants Reports 21% Annual and 15% Fourth Quarter Diluted Net Earnings Per Share Growth", a copy of which is furnished as Exhibit 99 to this Current Report on Form 8-K.

The information in this Item 2.02 in this Current Report on Form 8-K,  including
Exhibit 99 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

      Exhibit Number    Description

          10(a) Form of Non-Qualified Stock Option Agreement under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

          10(b) Form of Restricted Stock Award Agreement under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

          10(c)         Form of Restricted  Stock Units Award Agreement (U.S.)
                        under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

          10(d) Form of Restricted Stock Units Award Agreement (Canada) under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

          10(e) Form of Darden Stock Units Award Agreement (U.S.) under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

          10(f) Form of Darden Stock Units Award Agreement (Canada) under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

          10(g) Form of Performance Stock Units Award Agreement under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

          10(h) Special Project Incentive Program - C5 agreement dated August 16, 2002 between Darden Restaurants, Inc. and Blaine Sweatt.

          10(i) Special Project Incentive Program - C5 agreement, as amended, dated June 16, 2006 between Darden Restaurants, Inc. and Blaine Sweatt.

          10(j) Special Project Bonus Program - Seasons 52 agreement dated June 16, 2006 between Darden Restaurants, Inc. and Blaine Sweatt.

          10(k) Darden Restaurants, Inc. Performance Criteria for Annual Cash Bonus under the Management and Professional Incentive Plan for fiscal 2007.

          99 Press Release dated June 20, 2006, entitled "Darden Restaurants Reports 21% Annual and 15% Fourth Quarter Diluted Net Earnings Per Share Growth."

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DARDEN RESTAURANTS, INC.




                                      By:  /s/ Paula J. Shives
                                         ---------------------------------------
                                          Paula J. Shives
                                          Senior Vice President, General Counsel
                                          and Secretary




Date:  June 20, 2006

                                  EXHIBIT INDEX


Exhibit Number                      Description of Exhibit

          10(a) Form of Non-Qualified Stock Option Agreement under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

          10(b) Form of Restricted Stock Award Agreement under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

          10(c)         Form of Restricted  Stock Units Award Agreement (U.S.)
                        under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

          10(d) Form of Restricted Stock Units Award Agreement (Canada) under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

          10(e) Form of Darden Stock Units Award Agreement (U.S.) under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

          10(f) Form of Darden Stock Units Award Agreement (Canada) under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

          10(g) Form of Performance Stock Units Award Agreement under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

          10(h) Special Project Incentive Program - C5 agreement dated August 16, 2002 between Darden Restaurants, Inc. and Blaine Sweatt.

          10(i) Special Project Incentive Program - C5 agreement, as amended, dated June 16, 2006 between Darden Restaurants, Inc. and Blaine Sweatt.

          10(j) Special Project Bonus Program - Seasons 52 agreement dated June 16, 2006 between Darden Restaurants, Inc. and Blaine Sweatt.

          10(k) Darden Restaurants, Inc. Performance Criteria for Annual Cash Bonus under the Management and Professional Incentive Plan for fiscal 2007.

          99 Press Release dated June 20, 2006, entitled "Darden Restaurants Reports 21% Annual and 15% Fourth Quarter Diluted Net Earnings Per Share Growth."